UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 11, 2018

QAD Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other jurisdiction	(Commission	(IRS Employer Identification Number)
of incorporation)	File Number)

100 Innovation Place, Santa Barbara, California		93108
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code (805) 566-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 11, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, the presence, in person or by proxy, of stockholders holding at least a majority of the voting power of the Company's outstanding Class A common stock (the “Class A Stock”) and Class B common stock (the “Class B Stock”) constituted a quorum for the transaction of business.  Each share of Class A Stock has one-twentieth (1/20th) of a vote and each share of Class B Stock has one (1) vote.  As of the record date of April 16, 2018 (the “Record Date”), the issued and outstanding voting securities of the Company were as follows:

1.       16,162,794 shares of the Class A Stock, equivalent to 808,139 votes outstanding of Class A Stock; and

2.       3,261,149 shares of the Class B Stock, equivalent to 3,261,149 votes outstanding of Class B Stock.

3.       Total shares outstanding equaled 19,423,943, equivalent to a total of 4,069,288 votes entitled to be cast.

Present at the meeting, in person or by proxy on a combined basis of Class A and Class B common stock, were 16,450,999 shares, equivalent to 3,546,168 shares voted, representing 87.14% of the shares entitled to vote as of the Record Date, constituting a quorum for the purposes of the Annual Meeting. The final voting results (based on votes cast, including votes withheld or abstained) on each of the matters submitted to a vote of stockholders were as follows:

Proposal No. 1. Election of Directors. The Company's stockholders elected, by a plurality of the shares present in person or represented by proxy at the Annual Meeting, each of the five director nominees to the board of directors, to serve until our 2019 annual meeting of stockholders or until his or her respective successor has been elected, as follows:

CLASS A AND CLASS B COMMON STOCK VOTING TOGETHER

	FOR	PERCENTAGE	WITHHELD	PERCENTAGE
Karl F. Lopker	3,217,504	90.73%	328,664	9.26%
Pamela M. Lopker	3,204,499	90.36%	341,669	9.63%
Scott J. Adelson	3,501,726	98.74%	44,441	1.25%
Lee D. Roberts	3,514,399	99.10%	31,769	0.89%
Peter R. van Cuylenburg	3,453,344	97.38%	92,824	2.61%

2.       The advisory vote to approve the compensation of the Company's named executive officers was approved by at least a majority vote of stockholders as follows:

CLASS A AND CLASS B VOTING TOGETHER

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

Total Voted	3,491,405	54,045	718	-
% of Voted	98.45%	1.52%	0.02%	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD Inc.

Dated: June 14, 2018	By:	/s/ Daniel Lender
Daniel Lender Chief Financial Officer, Secretary